UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 10, 2007

MARSHALL & ILSLEY CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	1-15403	39-0968604
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 North Water Street Milwaukee, Wisconsin	53202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (414) 765-7801

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events.

On August 10, 2007, Marshall & Ilsley Corporation (the “Company”) issued a press release announcing the successful remarketing of $398.6 million aggregate principal amount of STACKS of M&I Capital Trust B that were originally issued in 2004 as a component of the Company’s 6.50% Common SPACES.  In connection with the Remarketing, the Company will issue two-year senior notes in exchange for the outstanding STACKS.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Several exhibits are filed herewith and incorporated herein by reference in connection with the Company’s Registration Statement on Form S-3 (File No. 333-116138), including the Remarketing Agreement dated August 10, 2007 between the Company and J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as remarketing agents, and legal opinions relating to the validity of the STACKS and the debt securities to be exchanged for the STACKS.

Item 9.01.

Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Remarketing Agreement dated August 10, 2007 between the Company and J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner, & Smith Incorporated, as remarketing agents

5.1	Opinion of Godfrey & Kahn, S.C., incorporated herein by reference to Exhibit 5.1 of the Company’s Form 8-K filed July 28, 2004

5.2	Opinion of Mayer, Brown, Rowe & Maw LLP, incorporated herein by reference to Exhibit 5.2 of the Company’s Form 8-K filed July 28, 2004

5.3	Opinion of Richards, Layton & Finger, P.A., incorporated herein by reference to Exhibit 5.3 of the Company’s Form 8-K filed July 28, 2004
99.1	Press Release dated August 10, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 13, 2007	MARSHALL & ILSLEY CORPORATION

By: /s/ Randall J. Erickson
Randall J. Erickson Senior Vice President, Chief Administrative Officer and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

1.1	Remarketing Agreement dated August 10, 2007 between the Company and J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner, & Smith Incorporated, as remarketing agents

5.1	Opinion of Godfrey & Kahn, S.C., incorporated herein by reference to Exhibit 5.1 of the Company’s Form 8-K filed July 28, 2004

5.2	Opinion of Mayer, Brown, Rowe & Maw LLP, incorporated herein by reference to Exhibit 5.2 of the Company’s Form 8-K filed July 28, 2004

5.3	Opinion of Richards, Layton & Finger, P.A., incorporated herein by reference to Exhibit 5.3 of the Company’s Form 8-K filed July 28, 2004

99.1	Press Release dated August 10, 2007

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